Exhibit 99.1

Sight Sciences Announces Preliminary Unaudited Fourth Quarter and Full Year 2021 Financial Results

MENLO PARK, Calif., January 10, 2022 (GLOBE NEWSWIRE) — Sight Sciences, Inc. (Nasdaq: SGHT), an eyecare technology company focused on creating innovative solutions intended to transform standards of care and improve patients’ lives, today announced preliminary unaudited financial results for the fourth quarter and year ended December 31, 2021.

Preliminary and Unaudited 2021 Financial Results

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Fourth quarter 2021 total revenue is expected to be in the range of $14.5 million to $14.8 million, an estimated increase of 63% compared to the prior year period and a sequential increase of 12% compared to the third quarter.

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Surgical Glaucoma revenues are expected to be in the range of $13.8 million to $14.0 million, an estimated increase of 59% compared to the prior year period and a sequential increase of 12% compared to the third quarter.

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Dry Eye revenues are expected to be in the range of $0.7 million to $0.8 million, an estimated increase of 175% compared to the prior year period and a sequential increase of 14% compared to the third quarter

•	Full year 2021 total revenue is expected to be in the range of $48.8 million to $49.1 million, an increase of 77% compared to the prior year.

•	Surgical Glaucoma revenues are expected to be in the range of $46.4 million to $46.6 million, an estimated increase of 79% compared to the prior year

•	Dry Eye revenues are expected to be in the range of $2.4 million to $2.5 million, an estimated increase of 49% compared to the prior year

“We are proud of the excellent performance from our entire organization throughout a very challenging yet rewarding year and are pleased with our record-setting performance across both of our business lines,” said Paul Badawi, co-founder and Chief Executive Officer of Sight Sciences. “In addition to our self-evident commercial success, we celebrated many other important accomplishments in 2021, including the year’s largest medical technology IPO by gross proceeds, FDA clearances for expanded indications for use for both the OMNI® Surgical System and the TearCare® System, significant advancements in our clinical trial programs, substantial progress in our market access initiatives, and the continued growth and development of a world class team that is executing our strategic plan. We are grateful for the trust placed in our products by our customers and their dedication to patient care. In addition to the near- and medium-term opportunities to advance eyecare with OMNI and TearCare, we have several exciting new products in development that could further improve the lives of patients with glaucoma and dry eye disease.”

The Company’s fourth quarter and full year 2021 financial results are preliminary and are subject to the completion of the Company’s 2021 audit. Complete fourth quarter and full year 2021 financial results will be announced in March.

Financial Disclosure Advisory

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The select preliminary, unaudited results described in this press release are estimates only and are subject to revision until the Company reports its full financial and business results for the quarter and year ended December 31, 2021. These estimates are not a comprehensive statement of the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2021 and actual results may differ materially from these estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal 2021. In addition, the preliminary, unaudited results described in this press release should not be relied upon as an indicator of overall quarterly and year-end financial results, which depend on a variety of factors, including the cost of goods sold and operating expenses, among others.

About Sight Sciences

Sight Sciences is an eyecare technology company focused on developing and commercializing innovative solutions intended to transform standards of care and improve patients’ lives. Using minimally invasive or non-invasive approaches to target the underlying causes of the world’s most prevalent eye diseases, Sight Sciences seeks to create more effective treatment paradigms that enhance patient care and supplant conventional outdated approaches. The Company’s OMNI® Surgical System is a minimally invasive glaucoma surgery (MIGS) device indicated to reduce intraocular pressure in adult patients with primary open-angle glaucoma (POAG), the world’s leading cause of irreversible blindness. The Company’s TearCare® System is commercially available today as a wearable, office-based thermal eyelid technology that enables the controlled application of localized heat to the eyelids. The Company has a 510(k) pending for the clearance of the TearCare System for an expanded indication for the application of localized heat therapy in adult patients with evaporative dry eye disease due to meibomian gland dysfunction (MGD). For more information, visit www.sightsciences.com.

OMNI® and TearCare® are registered trademarks of Sight Sciences.

© 2022 Sight Sciences. All rights reserved.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following: estimates of our total addressable market, future revenue, expenses, capital requirements, and our needs for additional financing; our ability to enter into and compete in new markets; the impact of the COVID-19 pandemic on our business, our customers’ and suppliers’ businesses and the general economy; our ability to compete effectively with existing competitors and new market entrants; our ability to scale our infrastructure; our ability to manage and grow our business by expanding our sales to existing customers or introducing our products to new customers; our ability to establish and maintain intellectual property protection for our products or avoid claims of infringement; potential effects of extensive government regulation; our abilities to obtain and maintain regulatory approvals and clearances for our products that support our revenue projections, business strategies and growth; our ability to successfully execute our clinical trial roadmap; our ability to obtain and maintain sufficient reimbursement for our products; our abilities to protect and scale our intellectual property portfolio; our ability to hire and retain key personnel; our ability to obtain financing in future offerings; the volatility of the trading price of our common stock; our expectation regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act (the “JOBS Act”); our ability to maintain proper and effective internal controls; and the other important factors discussed under the caption “Risk Factors” in our filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media contact:

Shay Smith

Health+Commerce

707.971.9779

shay@healthandcommerce.com

Investor contact:

Philip Taylor

Gilmartin Group

415.937.5406

Investor.Relations@Sightsciences.com